                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 16, 1994

                            APPLIED MATERIALS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

      Delaware             0-6920             94-1655526
  (State or other        (Commission        (IRS employer
  jurisdiction of       File Number)        identification
   Incorporation)                              number)

          3050 BOWERS AVENUE, SANTA CLARA, CALIFORNIA       95054-3299
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)

       Registrant's telephone number, including area code (408) 727-5555

                                  INAPPLICABLE
- - --------------------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS

     On August 16, 1994, the Company issued a press release announcing its results of operations for the third quarter, ending on July 30, 1994, of fiscal year 1994. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits.

     The following exhibits are filed as exhibits to the Company's registration statement on Form S-3 (File No. 33-52471):

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
  EXHIBIT NUMBER                                     EXHIBIT
  --------------    -------------------------------------------------------------------------
        4.1         Form of Indenture dated as of August   , 1994 between the Registrant and
                    Harris Trust Company of California, as Trustee.
        4.2         Form of Debt Security (included in Exhibit 4.1).
        5.1         Opinion of Orrick, Herrington & Sutcliffe as to the validity of the Debt
                    Securities and Common Stock.
       23.2         The consent of Orrick, Herrington & Sutcliffe is contained in its legal opinion filed as Exhibit 5.1.
       99.1         Press Release, dated August 16, 1994, of Applied Materials, Inc.
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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 17, 1994

                                           APPLIED MATERIALS, INC.
                                                 (Registrant)

                                            By: /s/ GERALD F. TAYLOR
                                                -------------------------
                                                Gerald F. Taylor
                                                Senior Vice President and
                                                Chief Financial Officer

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

                                 EXHIBIT INDEX

  EXHIBIT NUMBER                                     EXHIBIT
  --------------    -------------------------------------------------------------------------
        4.1         Form of Indenture dated as of August   , 1994 between the Registrant and
                    Harris Trust Company of California, as Trustee.
        4.2         Form of Debt Security (included in Exhibit 4.1).
        5.1         Opinion of Orrick, Herrington & Sutcliffe as to the validity of the Debt
                    Securities and Common Stock.
       23.2         The consent of Orrick, Herrington & Sutcliffe is contained in its legal opinion filed as Exhibit 5.1.
       99.1         Press Release, dated August 16, 1994, of Applied Materials, Inc.

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